Exhibit 99.1


                                SCANA CORPORATION


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350





         In connection with the accompanying Quarterly Report of SCANA Corporation (the "Company") on Form 10-Q for the period ended June 30, 2002 (the "Report"), I hereby certify, pursuant to 18 U.S.C. Section 1350, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 15 U.S.C. 78m or 78o(d); and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:   August 13, 2002




s/William B. Timmerman
-----------------------------------------------------
William B. Timmerman
Chairman of the Board, President, Chief Executive Officer and Director

                                                                Exhibit 99.2


                                SCANA CORPORATION


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350





         In connection with the accompanying Quarterly Report of SCANA Corporation (the "Company") on Form 10-Q for the period ended June 30, 2002 (the "Report"), I hereby certify, pursuant to 18 U.S.C. Section 1350, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 15 U.S.C. 78m or 78o(d); and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:   August 13, 2002




s/Kevin B. Marsh
--------------------------------------------
Kevin B. Marsh
Senior Vice President and Chief Financial Officer

                                                              Exhibit 99.3


                     SOUTH CAROLINA ELECTRIC AND GAS COMPANY

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350





         In connection with the accompanying Quarterly Report of SCANA Corporation (the "Company") on Form 10-Q for the period ended June 30, 2002 (the "Report"), I hereby certify, pursuant to 18 U.S.C. Section 1350, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 15 U.S.C. 78m or 78o(d); and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:   August 13, 2002




s/William B. Timmerman
--------------------------------------------------------------
William B. Timmerman
Chairman of the Board, President, Chief Executive Officer and Director

                                                                   Exhibit 99.4


                     SOUTH CAROLINA ELECTRIC AND GAS COMPANY


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350





         In connection with the accompanying Quarterly Report of SCANA Corporation (the "Company") on Form 10-Q for the period ended June 30, 2002 (the "Report"), I hereby certify, pursuant to 18 U.S.C. Section 1350, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 15 U.S.C. 78m or 78o(d); and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:   August 13, 2002




s/Kevin B. Marsh
--------------------------------------------
Kevin B. Marsh
Senior Vice President and Chief Financial Officer

                                                             Exhibit 99.5


             PUBLIC SERVICE COMPANY OF NORTH CAROLINA, INCORPORATED


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350





         In connection with the accompanying Quarterly Report of SCANA Corporation (the "Company") on Form 10-Q for the period ended June 30, 2002 (the "Report"), I hereby certify, pursuant to 18 U.S.C. Section 1350, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 15 U.S.C. 78m or 78o(d); and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:   August 13, 2002




s/William B. Timmerman
--------------------------------------------------------------
William B. Timmerman
Chairman of the Board, Chief Executive Officer and Director

                                                                   Exhibit 99.6


             PUBLIC SERVICE COMPANY OF NORTH CAROLINA, INCORPORATED


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350





         In connection with the accompanying Quarterly Report of SCANA Corporation (the "Company") on Form 10-Q for the period ended June 30, 2002 (the "Report"), I hereby certify, pursuant to 18 U.S.C. Section 1350, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 15 U.S.C. 78m or 78o(d); and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:   August 13, 2002




s/Kevin B. Marsh
------------------------------------
Kevin B. Marsh
President and Chief Financial Officer